SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Basis of Presentation
a.	Basis of Presentation
The Group's financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP").
Use of estimates in the preparation of financial statement
b.	Use of estimates in the preparation of financial statement

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclose the nature of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates.

As applicable to these financial statements, the most significant estimates and assumptions relate to: recoverability of inventory, provision for doubtful accounts, income taxes, and revenue recognition generated from long-term maintenance contracts.

Functional currency
c.	Functional currency

The majority of the Group revenue are generated in U.S. dollars ("dollars") and a substantial portion of the Group costs are incurred in dollars. Accordingly, the dollar is the currency of the primary economic environment in which the Group operates and accordingly its functional and reporting currency is the dollar.

Transactions and balances originally denominated in dollars are presented at their original amounts.  Balances in currencies other than the U.S. dollar are translated into dollars using historical and current exchange rates for non-monetary and monetary balances, respectively.  For non-dollar transactions and other items in the statements of income (indicated below), the following exchange rates are used: (i) for transactions – exchange rates at transaction dates or average rates; and (ii) for other items (derived from non-monetary balance sheet items such as depreciation and amortization, etc.) – historical exchange rates.  Currency transaction gains and losses are carried to financial income or expenses, as appropriate.

Principles of consolidation
d.	Principles of consolidation

The consolidated financial statements include the accounts of TAT and its subsidiaries.

Intercompany balances and transactions, including profits from intercompany sales not yet realized outside the Group, have been eliminated upon consolidation.

Cash and Cash equivalents
e.          Cash and Cash equivalents

All highly liquid investments, which include short-term bank deposits, that are not restricted as to withdrawal or use, and short-term debentures, the period to maturity of which do not exceed three months at the time of investment, are considered to be cash equivalents.

Short-term bank deposits
f.	Short-term bank deposits

Bank deposits with maturities of more than three months but less than one year are included in short-term deposits. Such short-term deposits bear interest at an average annual rate of approximately 0.6% in 2017.

Accounts receivable, net
g.	Accounts receivable, net

The Group’s accounts receivable balances are due from customers primarily in the airline and defense industries. Credit is extended based on evaluation of a customer’s financial condition and generally, collateral is not required. Trade accounts receivable from sales of services and products are typically due from customers within 30 - 90 days. Trade accounts receivable balances are stated at amounts due from customers net of a provision for doubtful accounts. Accounts outstanding longer than their original contractual payment terms are considered past due. The Group determines its allowance by considering a number of factors, including the length of time accounts receivable are past due, the Group’s previous loss history from such customers, the customer’s current ability to pay its obligation to TAT and the condition of the general economy and the industry as a whole. The Group writes-off accounts receivable when they become uncollectible. Payments subsequently received on such receivables are credited against earnings. The provision for doubtful accounts is determined with respect to specific debts that are doubtful of collection.

Inventory
h.	Inventory

Inventory is measured at the lower of cost and net realizable value.

Inventories include raw materials, parts, work in progress and finished products.
Cost of raw material and parts is determined using the “moving average” basis. Cost of work in progress and finished products is calculated based on actual costs. Capitalized production costs components, mainly labor and overhead, are determined on average basis over the production period.

If actual market prices are less favorable than those projected by management, inventory write-downs may be required. Once written-down, a new lower cost basis for that inventory is established.

Since the Group sells products and services related to airplane accessories for airplanes that can be in service for 20 to 50 years, it must keep a supply of such products and parts on hand while the airplanes are in use. The Group writes down its inventory for estimated obsolescence and unmarketable inventory equal to the difference between the cost of inventory and estimated market value based upon assumptions for future demand and market conditions.

Property, plant and equipment
i.	Property, plant and equipment

Property, plant and equipment are stated at cost, after deduction of the related investment grants, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, as follows:

Years

Buildings and leasehold improvements	7 - 39
Machinery and equipment	3 - 17
Motor vehicles	6 - 7
Office furniture and equipment	3 - 17
Software	3-5

Leasehold improvements are included in buildings and amortized using the straight line method over the period of the lease contract, or the estimated useful life of the asset, whichever is shorter.

Grants from Israel Innovation Authority (IIA)
j.	Grants from Israel Innovation Authority (IIA):

Grants received from the IIA for approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the costs incurred and included as a deduction from research and development expenses.  Due the fact that the Company is defined as a "Traditional Industry Company", under the IIA regulations, the majority of grants are non-royalty bearing.

Investment in companies accounted for using the Equity Method
k.	Investment in companies accounted for using the Equity Method

Investment in which the Group exercises significant influence and which is not considered a subsidiary ("affiliate") is accounted for using the equity method, whereby the Group recognizes its proportionate share of the affiliated company's net income or loss after the date of investment.

The Group reviews those investments for impairment whenever events indicate the carrying amount may not be recoverable. See notes 1(c).

Identified intangible assets
l.	Identified intangible assets

Identifiable intangible assets are comprised of definite lived intangible assets - customer relationships, which are amortized using the straight-line method over their estimated period of useful life as determined by identifying the period in which substantially all of the cash flows are expected to be generated. Amortization of customer relationships is recorded under selling and marketing expenses.

Impairment of long-lived assets
m.	Impairment of long-lived assets

Long-lived assets, including property, plant and equipment and definite life intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets (or asset group) may not be recoverable. In the event that the sum of the expected future cash flows (undiscounted and without interest charges) of the long-lived assets (or asset group) is less than the carrying amount of such assets, an impairment charge would be recognized and the assets (or asset group) would be written down to their estimated fair values (see also notes 5 and 6).

Treasury Shares
n.	Treasury Shares
Company shares held by the Company are presented as a reduction of equity at their cost to the Company.
Revenue recognition
o.	Revenue recognition

The Group generates its revenues from the sale of OEM products and systems, providing MRO services (remanufacture, maintenance, repair and overhaul services and long - term service contracts) and parts services.

In May 2014, FASB issued Accounting Standards Update "Revenue from Contracts with Customers" (Topic 606). To determine revenue recognition for arrangements that an entity determines are within the scope of Topic 606, the entity performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the performance obligation is satisfied.

Other major provisions include capitalization of certain contract costs, consideration of the time value of money in the transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances.

The guidance permitted the use of either a retrospective or cumulative effect transition method. The Company has implemented the new standard on its effective date (January 1, 2018) to uncompleted contracts as of that date, in accordance with the transitional directive which allows recognition of the cumulative effect of the initial application as an adjustment to the opening balance of retained earnings as of January 1, 2018. The adoption of ASC 606 did not impact the Company's balance sheet or opening balance of retained earnings. The Company did not provide the effects in the current reporting period of the standard as compared to the guidance that was in effect before the change, since these effects were immaterial.

The company has adopted the following exemptions and accounting policies:

a. The Company has chosen to account for shipping as a fulfillment costs, in cases in which the shipping occurs after the customer has obtained control of a good.

b. The Company has chosen not to adjust the promised amount of consideration for the effects of a significant financing component, in cases in which the Company expects, at contract inception, that the period between when the Company transfers a promised good or service to the customer and when the customer pays for that good or service will be one year or less.

c. The Company has chosen to present all sales taxes collected from customers on a net basis.

The group recognizes revenues from the sale of OEM products when it satisfies a performance obligation, i.e. when or as the customer obtains control upon product shipment. The Group does not grant a right of return.

The group recognizes revenues from MRO services over time as it satisfies performance obligations.

Revenues from maintenance contracts are recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. The Group estimates the costs that are expected to be incurred based on its historical experience. The costs incurred related to the maintenance contracts are not incurred on a straight-line basis, as the timing to provide the maintenance services is dependent on when parts under these contracts require maintenance. Therefore, the Group accrues revenue as costs are incurred. These contracts are reviewed on a timely basis and adjusted (if required) based on total expected cost.

Prior to January 1, 2018 and before the adoption of ASC 606, revenues from multi-year, fixed price contracts for OEM customers were recognized when a product was shipped (and title passed) to the customer.

Revenues from MRO services were generally recognized when services were completed. In cases in which contracts required exchanging a defective landing gear for a restored gear, the non-refundable minimum amounts from these contracts were recognized on the exchange date (delivery of the product has occurred), and any additional amounts billed to the customer for excess hours of repair, were recognized when the customer approved the price for these additional services.

Revenues from maintenance contracts were recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. The Group estimated the costs that were expected to be incurred based on its historical experience. The costs incurred related to the maintenance contracts were not incurred on a straight-line basis, as the timing to provide the maintenance services is dependent on when parts under these contracts require maintenance. Therefore, the Group accrued revenue as costs were incurred. These contracts were reviewed on a timely basis and adjusted (if required) based on total expected cost.

Warranty costs
p.	Warranty costs

The Group provides warranties for its products and services ranging from one to three years, which vary with respect to each contract and in accordance with the nature of each specific product.

The Group estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time revenue is recognized. The Group periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

Research and development
q.	Research and development
Research and development costs, net of grants, are charged to expenses as incurred.
Fair value measurement
r.	Fair value measurement

The Group measures fair value and discloses fair value measurements for financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data or active market data for similar but not identical assets or liabilities.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Group utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers credit risk in its assessment of fair value.

Concentrations of credit risk
s.	Concentrations of credit risk

Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents, derivatives and accounts receivable.

Cash and cash equivalents are deposited with major banks in Israel and the United States. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Group's cash and cash equivalents are financially sound. Accordingly, minimal credit risk exists with respect to these financial instruments.

The Group's accounts receivable are derived mainly from sales to customers in the United States, Israel and Europe. The Group generally does not require collateral; however, in certain circumstances the Group may require letters of credit. Management believes that credit risks relating to accounts receivable are minimal since the majority of the Group's customers are world-leading manufacturers of aviation systems and aircrafts, international airlines, governments and air-forces, and world-leading manufacturers and integrators of defense and ground systems.  In addition, the Group has relatively a large number of customers with wide geographic spread which mitigates the credit risk. The Group performs ongoing credit evaluation of its customers' financial condition.

Income taxes
t.	Income taxes

Income taxes are accounted for in accordance with ASC 740 "Income Taxes". This statement prescribes the use of the asset and liability method, whereby deferred tax assets and liabilities account balances are determined based on temporary differences between financial reporting and tax basis of assets and liabilities and for tax loss carry-forwards. Deferred taxes are measured using the enacted laws and tax rates that will be in effect when the differences are expected to reverse. The Group provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value, see note 13(k).

Taxes which would apply in the event of disposal of investments in foreign subsidiaries have not been taken into account in computing the deferred taxes, when the Group’s intention is to hold, and not to realize the investments.

The Group did not provide for deferred taxes attributable to dividend distribution out of retained tax-exempt earnings from "Approved/Benefited Enterprise" plans (see note 13(a)), since it intends to permanently reinvest them and has no intention to declare dividends out of such tax exempt income in the foreseeable future. Management considers such retained earnings to be essentially permanent in duration.  The payment of dividend in 2017 and 2016 was paid from foreign subsidiaries earnings of the Company and earnings from regular income of the Israeli company, respectively.

Results for tax purposes for TAT’s Israeli subsidiaries are measured and reflected in NIS and for TAT’s U.S. subsidiaries are measured and reflected in U.S. dollars. As explained in (c) above, the consolidated financial statements are measured and presented in U.S. dollars. In accordance with ASC 740, TAT has not provided deferred income taxes on the differences resulting from changes in exchange rate and indexation.

The Group follows a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate resolution. The Group’s policy is to include interest and penalties related to unrecognized tax benefits within financial income (expense). Such liabilities are classified as long-term, unless the liability is expected to be resolved within twelve months from the balance sheet date.

Earnings per share
u.	Earnings per share

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of shares of the Company's Ordinary Shares, par value NIS 0.9 per share outstanding for each period.
Diluted earnings (loss) per share are calculated by dividing the net income by the fully-diluted weighted-average number of ordinary shares outstanding during each period. Potentially dilutive shares include outstanding options granted to employees and directors.

Share-based compensation
v.	Share-based compensation

The Group applies ASC 718 "Stock Based Compensation" with respect to employees and directors’ options, which requires awards classified as equity awards to be accounted for using the grant-date fair value method. The fair value of share-based awards is estimated using the Black-Scholes valuation model, the payment transaction is recognized as expense over the requisite service period, net of estimated forfeitures. Until December 31, 2016, the Company estimated forfeitures based on historical experience and anticipated future conditions. The Company has adopted the guidance related to share-based compensation accounting as of January 1, 2017, and as of that date has elected to recognize forfeitures as they occur.

The Group recognizes compensation cost for an award with only service conditions that has a graded vesting schedule using the accelerated method over the requisite service period for the entire award.

Comprehensive income
w.	Comprehensive income

Comprehensive income in 2018 and 2017 includes, in addition to net income or loss, gains and losses of derivatives (net of related taxes where applicable).

Reclassification adjustments for gain or loss of derivatives are included in the relevant line item in the statement of income. See also note 2 (z).

Business Combinations
x.	Business Combinations

When the Company acquires a business, the purchase price is allocated based on the fair value of tangible assets and identifiable intangible assets acquired, and liabilities assumed. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. Goodwill as of the acquisition date is measured as the residual of the excess of the consideration transferred, plus the fair value of any non-controlling interest in the acquire at the acquisition date, over the fair value of the identifiable net assets acquired. If the fair value of the net assets acquired exceeds the purchase price, the resulting bargain purchase is recognized as a gain in the consolidated statement of operations. The Company generally engages independent, third-party appraisal firms to assist in determining the fair value of assets acquired and liabilities assumed. Such a valuation requires management to make significant estimates, especially with respect to intangible assets. These estimates are based on historical experience and information obtained from the management of the acquired companies. These estimates are inherently uncertain. For all acquisitions, operating results are included in the consolidated statement of operations from the date of acquisition.

Contingencies
y.	Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Group but which will only be resolved when one or more future events occur or fail to occur. The Group’s management assesses such contingent liabilities and estimated legal fees, if any, and accrues for these costs. Such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Group or unasserted claims that may result in such proceedings, the Group’s management evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

Management applies the guidance in ASC 450-20-25 when assessing losses resulting from contingencies. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability is recorded as accrued expenses in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material are disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Derivatives and hedging
z.	Derivatives and hedging

The Company carries out transactions involving foreign currency exchange derivative financial instruments. The transactions are designed to hedge the Company’s exposure in currencies other than the U.S. dollar. The Company recognizes derivative instruments as either assets or liabilities and measures those instruments at fair value. For derivative instruments that are designated and qualify as a cash-flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the anticipated transaction in the same period or periods during which the hedged transaction affects earnings.  The ineffective portion of a derivative designated as a cash flow hedge is recognized in "financial expense (income), net". If a derivative does not meet the definition of a cash flow hedge, the changes in the fair value are included in "financial expense (income), net".

Recently Issued Accounting Principles:
aa.	Recently Issued Accounting Principles:

(1)
In June 2016, the FASB issued guidance on financial instruments. The guidance replaces the current incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The guidance will be effective for the fiscal year beginning on January 1, 2020, including interim periods within that year. The Company is currently evaluating the potential effect of the guidance on its consolidated financial statements.

(2)
In February 2016, the FASB which sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease, respectively. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less may be accounted for similar to existing guidance for operating leases today. ASC 842 supersedes the previous leases standard, ASC 840 Leases. The standard is effective on January 1, 2019, with early adoption permitted. The adoption of the standard will result in recognition of approximately $7.4 million of lease assets and lease liabilities as of January 1, 2019 on the Company’s Consolidated Balance Sheets.

(3)
In August 2017, the FASB issued Accounting Standard Update which targets improvements to accounting for hedging activities which amends and simplifies existing guidance in order to allow companies to more accurately present the economic effects of risk management activities in the financial statements. The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The new standard will not have a material effect on the Company's financial statements upon adoption.